Exhibit 99.1

                             Joint Filer Information

Pursuant to General Instruction 5(b)(v) to Form 3, the following additional reporting persons are covered by this joint filing:

                             Flag Luxury Riv, LLC
                             650 Madison Avenue
                             New York, NY  10022

                             Flag Luxury Properties, LLC
                             650 Madison Avenue
                             New York, NY  10022

                             MJX Flag Associates, LLC
                             650 Madison Avenue
                             New York, NY  10022

                             Flag Leisure Group, LLC
                             650 Madison Avenue
                             New York, NY  10022

                             Sillerman Real Estate Ventures, LLC
                             650 Madison Avenue
                             New York, NY  10022

                             LMN 134 Family Company LLC
                             134 E 80th Street
                             New York, NY  10021

                             Robert Sillerman
                             650 Madison Avenue
                             New York, NY  10022

                             Paul Kanavos
                             650 Madison Avenue
                             New York, NY  10022

                             RH1, LLC
                             4445 Wagon Trail Avenue
                             Las Vegas, NV  89118

                             ONIROT Living Trust dated 06/20/2000
                             4445 Wagon Trail Avenue
                             Las Vegas, NV  89118

                             Brett Torino
                             4445 Wagon Trail Avenue
                             Las Vegas, NV  89118

                             Rivacq, LLC
                             One World Financial Center
                             New York, NY  10281

                             SOF U.S. Hotel Co-Invest Holdings, L.L.C.
                             591 W. Putnam Avenue
                             Greenwich, CT  06830

                             SOF-VII U.S. Hotel Holdings, L.L.C.
                             591 W. Putnam Avenue
                             Greenwich, CT  06830

                             I-1/I-2 U.S. Holdings, L.L.C.
                             591 W. Putnam Avenue
                             Greenwich, CT  06830

                             Starwood Global Opportunity Fund VII-A, L.P.
                             591 W. Putnam Avenue
                             Greenwich, CT  06830

                             Starwood Global Opportunity Fund VII-B, L.P.
                             591 W. Putnam Avenue
                             Greenwich, CT  06830

                             Starwood Global Opportunity Fund VII-D, L.P.
                             591 W. Putnam Avenue
                             Greenwich, CT  06830

                             Starwood Global Opportunity Fund VII-D-2, L.P. 591 W. Putnam Avenue
                             Greenwich, CT  06830

                             Starwood Capital Hospitality Fund I-1, L.P.
                             591 W. Putnam Avenue
                             Greenwich, CT  06830

                             Starwood Capital Hospitality Fund I-2, L.P.
                             591 W. Putnam Avenue
                             Greenwich, CT  06830

                             SCG Hotel Management, L.L.C.
                             591 W. Putnam Avenue
                             Greenwich, CT  06830

                             Starwood Capital Group Global, LLC
                             591 W. Putnam Avenue
                             Greenwich, CT  06830

                             Barry S. Sternlicht
                             591 W. Putnam Avenue
                             Greenwich, CT  06830

                             High Desert Gaming, LLC
                             900 North Michigan Avenue, Suite 1900
                             Chicago, IL  60611

                             LAMB Partners
                             900 North Michigan Avenue, Suite 1900
                             Chicago, IL  60611

                             LAMB Investors, Inc.
                             900 North Michigan Avenue, Suite 1900
                             Chicago, IL  60611

                             LAMB, LLC
                             0223 Placer Lane
                             P.O. Box 2147
                             Aspen, CO  81612

                             ISLE Investors, LLC
                             900 North Michigan Avenue, Suite 1900
                             Chicago, IL 60611

                             Neil Bluhm
                             900 North Michigan Avenue, Suite 1900
                             Chicago, IL  60611

                             Greg Carlin
                             900 North Michigan Avenue, Suite 1900
                             Chicago, IL  60611

Designated Filer:        SOF-VII Management, L.L.C.

Issuer and Ticker Symbol:    Riviera Holdings Corp. [RIV]

Date of Event Requiring Statement:  August 8, 2006